97

Exhibit 13.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with

the Annual Report

on Form 20-F

of DRDGOLD Limited

(the "Company") for

the fiscal year
ended

June

30,

2022,

as

filed

with

the

Securities and

Exchange

Commission on

the

date

hereof

(the

"Report"),

Daniel
Johannes Pretorius, as

Chief Executive Officer

of the Company,

hereby certifies, pursuant

to 18

U.S.C. Section 1350,

as
adopted pursuant to Section 906 of the Sarbanes-Oxley Act 2002, that,

to the best of his knowledge:
(1)
the Report fully complies with

the requirements of Section

13(a) or 15(d) of

the Securities Exchange
Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects,

the financial condition
and results of operations of the Company.
/s/ Daniel Johannes Pretorius
By:

Daniel Johannes Pretorius
Title:

Chief Executive Officer
Date:

October 28, 2022